SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 1996

                        GREEN STREET FINANCIAL CORP
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            (Exact name of Registrant as specified in its Charter)

     North Carolina               0-27620          56-1951478
- ----------------------------    -------------     -------------
(State or other jurisdiction    (SEC File No.)    (IRS Employer
     of incorporation)                               Identification
                                                    Number)

241 Green Street, Fayetteville, North Carolina         28301-5051
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:(910) 483-3681
                                                   --------------
                         Not Applicable
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         (Former name or former address, if changed since last Report)


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                          GREEN STREET FINANCIAL CORP

                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

      The Registrant announced that on June 26, 1996, the Board of Directors declared a cash dividend of $0.10 per share to all shareholders of record on July 8, 1996, payable on July 19, 1996.

      For further details, reference is made to the Press Release dated June 26, 1996, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99 -- Press Release dated June 26, 1996.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          GREEN STREET FINANCIAL CORP

Date: July 2, 1996                  By:   /s/ H.D. Reaves, Jr.
                                          ---------------------
                                          H.D. Reaves, Jr.
                                          Chief Executive Officer
                                             and President